ALPS SERIES TRUST

Cognios Market Neutral Large Cap Fund
(the “Fund”)

Supplement dated April 18, 2018
to the
Prospectus dated January 29, 2018, as supplemented February 23, 2018 (the “Prospectus”)

Effective immediately, the Fee Table beginning on page 2 of the Prospectus and the Expense Example on page 3 of the Prospectus shall be replaced to read as follows:

	Investor Class	Institutional Class
Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.25%	None
Total Other Expenses	2.12%	2.12%
Other Expenses	0.35%	0.35%
Dividend Expense(1), Borrowing Costs and Brokerage Expenses on Securities Sold Short	1.77%	1.77%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses(2)	3.88%	3.63%
Fee Waiver and Expense Reimbursement(3)	-0.16%	-0.16%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(4)	3.72%	3.47%

(1)

Dividend Expense reflects dividends paid on borrowed securities and are an expense of short sales. Such expenses are required to be treated as a Fund expense for accounting purposes and are not payable to Cognios Capital, LLC (the “Adviser”).

(2)	Total Annual Fund Operating Expenses excluding Dividend Expense (dividends paid on borrowed securities) is 2.11% for Investor Class and 1.86% for Institutional Class.

(3)

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has agreed contractually to reduce the fees payable to it under the Investment Advisory Agreement (but not below zero) and/or reimburse other expenses of the Fund attributable to services provided by ALPS Fund Services, Inc. and its affiliates (including, but not limited to, organizational expenses and offering costs) to the extent necessary to limit the Total Annual Fund Operating Expenses of each of the Investor Class and Institutional Class shares of the Fund exclusive of brokerage costs, interest, taxes, dividends, litigation expenses, indemnification amounts, borrowing costs, brokerage expenses and dividend expenses on securities sold short, distribution/12b-1 fees and extraordinary expenses to 1.70% of the Fund’s average annual net assets. The Fee Waiver Agreement is in effect through January 31, 2019 and may not be terminated or modified prior to this date except with the approval of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such reduced fees and expenses more than three years after the date on which the fee and expense was reduced, as calculated on a monthly basis.

(4)

Total Annual Operating Expenses After Fee Waiver/Expense Reimbursement excluding Dividend Expenses, borrowing cost and brokerage expenses on securities sold short is 1.95% for Investor Class and 1.70% for Institutional Class.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class	$374	$1,169	$1,981	$4,090
Institutional Class	$350	$1,097	$1,864	$3,874

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE